UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 001-35214

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Rd. Suite 210 Orlando, FL	32819
(Address of principal executive offices)	(zip code)

(855) 294-3800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

API Technologies Corp. (“API” or the “Company”) filed a report on Form 8-K on June 12, 2015 (the “June 8-K”), to report the completion of its acquisition of all of the issued and outstanding shares of capital stock or other equity interests of Aeroflex/Inmet, Inc. and Aeroflex/Weinschel, Inc. (together, “Inmet and Weinschel”). In response to parts (a) and (b) of Item 9.01 of the June 8-K, API stated that it intended to file the required financial statements and pro forma financial information. By this amendment to the June 8-K, API is providing the required financial statements and pro forma financial information. The information previously reported in the June 8-K is hereby incorporated by reference into this Form 8-K/A.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in API’s filings with the Securities and Exchange Commission. API disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited interim combined financial statements of Inmet and Weinschel for the nine months ended March 31, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited combined financial statements of Inmet and Weinschel as of June 30, 2014 and 2013 and for each of the two years in the period ended June 30, 2014, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information, giving effect to the Company’s acquisition of Inmet and Weinschel, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited combined financial statements of Inmet and Weinschel as of March 31, 2015, and for the nine month periods ended March 31, 2015 and 2014.

99.2	Audited combined financial statements of Inmet and Weinschel as of June 30, 2014 and 2013, and for each of the two years in the period ended June 30, 2014.

99.3	Unaudited pro forma condensed combined consolidated financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2015	API TECHNOLOGIES CORP.

	By:	/s/ Claudio Mannarino
Claudio Mannarino
Senior Vice President and Chief Financial Officer